HIGH INCOME ADVANTAGE TRUST     Two World Trade Center, New York, New York 10048

LETTER TO THE SHAREHOLDERS March 31, 1997

DEAR SHAREHOLDER:

The high-yield bond market turned in a mixed performance during the six-month period ended March 31, 1997. The period began with the high-yield market posting solid returns but ended with it undergoing a correction.

Early in 1996, investors were anticipating a recession, due to concern over a then-weakening economy. U.S. Treasury yields were lower than today's levels, while yields in the high-yield market were higher. As 1996 played out, we saw the economy bounce back, corporate earnings hold up, the equity markets reach all-time highs and recession fears ease. The result was a somewhat weak and volatile U.S. Treasury market, while the high-yield market held up quite well, given the stronger-than-expected economy.

More recently, a correction has been underway across most of the financial markets, including the high-yield bond sector. On the heels of a credit tightening by the Federal Reserve Board in late March, considerable nervousness became evident in both the equity and fixed-income markets. Speculation as to the timing and impact of further increases in interest rates has created uncertainty on the part of many investors. The high-yield market has felt this weakness as investors have attempted to discount a future potential slowing in the economy resulting from today's higher interest rates.

PERFORMANCE AND PORTFOLIO STRATEGY

Against this backdrop, High Income Advantage Trust produced a total return of
4.12 percent for the six-month period ended March 31, 1997, based on its closing market price on the New York Stock Exchange (NYSE) of $5.875 per share. Based on its net asset value (NAV) of $5.02 per share, the Trust's total return for this period was 2.26 percent. Over the past six months, the Trust continued to distribute income dividends at a rate of $0.05 per share per month. For the full six-month period, the Trust's dividends totaled approximately $0.37 per share,

HIGH INCOME ADVANTAGE TRUST
including an extra income dividend of $0.0733 per share paid on December 20, 1996. On March 31, 1997, the Trust's net assets exceeded $150 million.

As the economy has continued to expand over the past few years, we have tended to concentrate on B-rated issues. In a growing economy, one can find undervalued, "upgrade" candidates in this sector of the market that provide attractive yields as well as appreciation potential. We therefore continue to feel that many of these issues are very attractive long-term investments. However, given today's higher interest rate environment and a potentially slowing economy down the road, we have recently taken some defensive steps with the portfolio. Over the past six to nine months, we have upgraded the portfolio by increasing our allocation to the higher-quality end of the market (BB-rated issues or higher) from 10 percent to 25 percent. We also sold many of our heavily cyclical positions and are now focused mainly on the more predictable recession-resistant or growth sectors of the economy. These are areas that would tend to hold up well in an economic slowdown. In certain of these sectors, such as media and telecommunications, we expect to see continued consolidation, which should bode well for most industry participants, including many of the portfolio's current holdings.

LOOKING AHEAD

Overall, we continue our primary focus on discounted B-rated investments yielding 10 percent or higher, which we feel possess appreciation potential as well as an attractive yield. In addition, while we are not expecting a recession in 1997, we have begun to take a more defensive approach in case of any economic slowing down the road as a result of today's higher interest rate environment.

We would like to remind you that the Trustees have approved a procedure whereby the Trust, when appropriate, may repurchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

We thank you for your continued support of High Income Advantage Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO
CHARLES A. FIUMEFREDDO
Chairman of the Board

HIGH INCOME ADVANTAGE TRUST

RESULTS OF ANNUAL MEETING (unaudited)

                             *         *         *

On December 27, 1996, an annual meeting of the Trust's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES:

         Dr. Manuel H. Johnson
         For..........................................................  18,604,076
         Withheld.....................................................     392,442

         John L. Schroeder
         For..........................................................  18,599,404
         Withheld.....................................................     397,114

  The following Trustees were not standing for reelection at this meeting:
  Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R. Haire, Michael E. Nugent and Philip J. Purcell.

(2) CONTINUANCE OF THE CURRENTLY EFFECTIVE INVESTMENT MANAGEMENT AGREEMENT WITH DEAN WITTER INTERCAPITAL INC.:

         For..........................................................  18,045,597
         Against......................................................     335,174
         Abstain......................................................     615,747

(3) RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS THE TRUST'S INDEPENDENT ACCOUNTANTS:

         For..........................................................  18,407,352
         Against......................................................     152,563
         Abstain......................................................     436,603

HIGH INCOME ADVANTAGE TRUST

PORTFOLIO OF INVESTMENTS March 31, 1997 (unaudited)

PRINCIPAL
AMOUNT IN                                             COUPON      MATURITY
THOUSANDS                                              RATE         DATE           VALUE
--------------------------------------------------------------------------------------------
             CORPORATE BONDS (95.1%)
             Aerospace (1.4%)
 $ 2,250     Sabreliner Corp. (Series B)..........     12.50%      04/15/03     $  2,171,250
                                                                                ------------

             Automotive (4.0%)
   1,500     APS, Inc. ...........................     11.875      01/15/06        1,515,000
   1,500     Envirotest Systems, Inc. ............      9.125      03/15/01        1,410,000
   3,000     Toyota Motor Credit Corp. ...........     15.00       09/26/97        3,129,150
                                                                                ------------
                                                                                   6,054,150
                                                                                ------------
             Broadcast Media (3.2%)
   1,500     Adams Outdoor Advertising L.P. ......     10.75       03/15/06        1,586,250
   1,500     Paxson Communications Corp. .........     11.625      10/01/02        1,582,500
   1,500     Spanish Broadcasting System, Inc. ...      7.50       06/15/02        1,612,500
                                                                                ------------
                                                                                   4,781,250
                                                                                ------------
             Business Services (4.7%)
   3,000     Anacomp, Inc. - 144A*................     10.875      04/01/04        2,969,100
   4,000     Xerox Credit Corp. ..................     15.00       06/10/97        4,068,480
                                                                                ------------
                                                                                   7,037,580
                                                                                ------------
             Cable & Telecommunications (17.5%)
   1,718     Adelphia Communications Corp. (Series
              B)..................................      9.50+      02/15/04        1,473,060
   1,500     Adelphia Communications
             Corp. - 144A*........................      9.875      03/01/07        1,406,250
   2,500     American Communications Services,
             Inc. ................................     13.00++     11/01/05        1,512,500
   1,775     American Communications Services,
             Inc. ................................     12.75++     04/01/06        1,002,875
   2,500     AT&T Capital Corp. ..................     15.00       05/05/97        2,520,175
   1,500     Cablevision Systems Corp. ...........      9.875      04/01/23        1,432,500
   1,500     Charter Communication South East L.P.
              (Series B)..........................     11.25       03/15/06        1,560,000
   3,208     Falcon Holdings Group L.P. (Series
             B)...................................     11.00+      09/15/03        2,935,312
   1,500     FrontierVision Operating Partners
             L.P. ................................     11.00       10/15/06        1,496,250
   5,000     Hyperion Telecommunication, Inc.
              (Series B)..........................     13.00++     04/15/03        2,725,000
  11,200     In-Flight Phone Corp. (Series B)
             (a)..................................     14.00++     05/15/02          952,000
   1,500     IXC Communications, Inc. (Series
             B)...................................     12.50       10/01/05        1,635,000
   1,500     Paging Network, Inc. ................     10.125      08/01/07        1,353,750
   1,500     Peoples Telephone Co., Inc. .........     12.25       07/15/02        1,593,750
   1,500     Rifkin Acquisition Partners L.P. ....     11.125      01/15/06        1,507,500
   1,500     Shared Technology/Fairchild, Inc. ...     12.25++     03/01/06        1,230,000
                                                                                ------------
                                                                                  26,335,922
                                                                                ------------
             Computer Equipment (3.1%)
   1,500     Unisys Corp. ........................     15.00       07/01/97        1,533,750
   2,775     Unisys Corp. (Conv.).................      8.25       03/15/06        3,174,211
                                                                                ------------
                                                                                   4,707,961
                                                                                ------------

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST

PORTFOLIO OF INVESTMENTS March 31, 1997 (unaudited) continued

PRINCIPAL
AMOUNT IN                                             COUPON      MATURITY
THOUSANDS                                              RATE         DATE           VALUE
--------------------------------------------------------------------------------------------
             Consumer Products (2.6%)
 $ 2,317     J.B. Williams Holdings, Inc. ........     12.00%      03/01/04     $  2,392,302
   1,500     Renaissance Cosmetics,
             Inc. - 144A*.........................     11.75       02/15/04        1,515,000
                                                                                ------------
                                                                                   3,907,302
                                                                                ------------
             Containers (2.1%)
   1,500     Mail - Well Corp. ...................     10.50       02/15/04        1,545,000
   1,500     Packaging Resources, Inc. ...........     11.625      05/01/03        1,545,000
                                                                                ------------
                                                                                   3,090,000
                                                                                ------------
             Electrical & Alarm Systems (2.2%)
   3,500     Mosler, Inc. ........................     11.00       04/15/03        3,290,000
                                                                                ------------

             Entertainment/Gaming & Lodging (11.1%)
   1,500     AMF Group Inc. (Series B)............     10.875      03/15/06        1,563,750
  10,883     Days Inns of America, Inc. (a).......     12.375      06/01/97              109
   2,250     Fitzgeralds Gaming Corp. (Units)**...     13.00       12/31/02        1,918,125
   3,000     Lady Luck Gaming Finance Corp. ......     11.875      03/01/01        2,932,500
   5,000     Motels of America, Inc. (Series B)...     12.00       04/15/04        4,350,000
   1,500     Players International, Inc. .........     10.875      04/15/05        1,552,500
   1,500     Plitt Theaters, Inc. (Canada)........     10.875      06/15/04        1,530,000
   1,500     Station Casinos, Inc. (Series B).....      9.625      06/01/03        1,425,000
   1,500     Stuart Entertainment, Inc. - 144A*...     12.50       11/15/04        1,380,000
                                                                                ------------
                                                                                  16,651,984
                                                                                ------------
             Financial (4.2%)
   3,000     General Electric Capital Corp. ......     13.50       01/20/98        3,171,120
   3,000     Household Finance Corp. .............     15.00       09/25/97        3,128,940
                                                                                ------------
                                                                                   6,300,060
                                                                                ------------
             Foods & Beverages (7.8%)
   3,150     Envirodyne Industries, Inc. .........     10.25       12/01/01        3,118,500
   1,500     General Mills, Inc. .................     13.50       01/21/98        1,583,925
  15,150     Specialty Foods Acquisition Corp.
              (Series B)..........................     13.00++     08/15/05        6,969,000
                                                                                ------------
                                                                                  11,671,425
                                                                                ------------
             Healthcare (4.0%)
   4,000     Unilab Corp. ........................     11.00       04/01/06        3,040,000
   3,775     Unison Healthcare Corp. - 144A*......     12.25       11/01/06        3,057,750
                                                                                ------------
                                                                                   6,097,750
                                                                                ------------
             Manufacturing (4.5%)
   1,500     Berry Plastics Corp. ................     12.25       04/15/04        1,650,000
   1,500     Exide Electronics Group, Inc. (Series
              B)..................................     11.50       03/15/06        1,601,250
   1,500     International Wire Group, Inc. ......     11.75       06/01/05        1,586,250
   2,000     Uniroyal Technology Corp. ...........     11.75       06/01/03        2,000,000
                                                                                ------------
                                                                                   6,837,500
                                                                                ------------

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST

PORTFOLIO OF INVESTMENTS March 31, 1997 (unaudited) continued

PRINCIPAL
AMOUNT IN                                             COUPON      MATURITY
THOUSANDS                                              RATE         DATE           VALUE
--------------------------------------------------------------------------------------------
             Manufacturing - Diversified (7.2%)
 $ 1,500     Foamex L.P. .........................     11.875%     10/01/04     $  1,616,250
   1,500     Interlake Corp. .....................     12.125      03/01/02        1,567,500
   1,500     J.B. Poindexter & Co., Inc. .........     12.50       05/15/04        1,531,875
   2,000     Jordan Industries, Inc. .............     10.375      08/01/03        1,990,000
   7,300     Jordan Industries, Inc. - 144A*......     11.75++     04/01/09        4,133,990
                                                                                ------------
                                                                                  10,839,615
                                                                                ------------
             Oil & Gas (1.8%)
   2,500     TransTexas Gas Corp. ................     11.50       06/15/02        2,756,250
                                                                                ------------

             Publishing (2.1%)
   1,500     American Media Operations, Inc. .....     11.625      11/15/04        1,620,000
   1,500     United States Banknote Corp. ........     10.375      06/01/02        1,496,250
                                                                                ------------
                                                                                   3,116,250
                                                                                ------------
             Restaurants (4.7%)
   9,140     American Restaurant Group Holdings,
              Inc. ...............................     14.00++     12/15/05        3,998,750
   1,500     Carrols Corp. .......................     11.50       08/15/03        1,575,000
   1,500     FRD Acquisition Corp. (Series B).....     12.50       07/15/04        1,567,500
                                                                                ------------
                                                                                   7,141,250
                                                                                ------------
             Retail (2.3%)
   7,550     County Seat Stores Co. (b)...........     12.00       10/01/02        3,435,250
                                                                                ------------

             Retail - Food Chains (2.0%)
   1,500     Jitney-Jungle Stores of America,
             Inc. ................................     12.00       03/01/06        1,590,000
   1,500     Pathmark Stores, Inc. ...............      9.625      05/01/03        1,413,750
                                                                                ------------
                                                                                   3,003,750
                                                                                ------------

             Textiles (2.6%)
   1,500     Reeves Industries, Inc. .............     11.00       07/15/02        1,406,250
   3,000     U.S. Leather, Inc. ..................     10.25       07/31/03        2,580,000
                                                                                ------------
                                                                                   3,986,250
                                                                                ------------

             TOTAL CORPORATE BONDS
             (Identified Cost $160,057,324)................................      143,212,749
                                                                                ------------

NUMBER OF
 SHARES
---------
              COMMON STOCKS (c) (0.4%)
              Automotive (0.0%)
     113      Northern Holdings Industrial Corp. (d)....................         --
                                                                            ------------
              Entertainment/Gaming & Lodging (0.1%)
   4,000      Motels of America, Inc. - 144A*...........................         100,000
                                                                            ------------

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST

PORTFOLIO OF INVESTMENTS March 31, 1997 (unaudited) continued


NUMBER OF
 SHARES                                                                        VALUE
----------------------------------------------------------------------------------------
              Foods & Beverages (0.1%)
 180,000      Specialty Foods Acquisition Corp. - 144A*.................    $    180,000
                                                                            ------------
              Manufacturing - Diversified (0.2%)
  10,000      Thermadyne Holdings Corp. (d).............................         271,250
                                                                            ------------
              Restaurants (0.0%)
   9,500      American Restaurant Group Holdings, Inc. - 144A*..........           9,500
                                                                            ------------
              TOTAL COMMON STOCKS
              (Identified Cost $8,519,751)..............................         560,750
                                                                            ------------
              PREFERRED STOCK (1.2%)
              Entertainment/Gaming & Lodging
  80,000      Fitzgeralds Gaming Corp. (Units)** (Identified Cost
               $2,000,000)..............................................       1,840,000
                                                                            ------------

NUMBER OF                                                       EXPIRATION
WARRANTS                                                          DATE
---------                                                       ---------
              WARRANTS (c) (0.1%)
              Aerospace (0.0%)
   5,000      Sabreliner Corp. - 144A*......................     04/15/03           50,000
                                                                              ------------
              Cable & Telecommunications (0.0%)
   1,500      Hyperion Telecommunication, Inc. (Series B) -
               144A*........................................     04/01/01           45,000
                                                                              ------------
              Containers (0.0%)
   4,000      Crown Packaging Holdings, Ltd. - 144A*........     11/01/03          --
                                                                              ------------
              Entertainment/Gaming & Lodging (0.0%)
   2,000      Fitzgeralds Gaming Corp. .....................     12/19/98            2,023
   2,250      Fitzgeralds South Inc. - 144A*................     03/15/99          --
                                                                              ------------
                                                                                     2,023
                                                                              ------------
              Manufacturing (0.1%)
   1,500      Exide Electronics Group, Inc. - 144A*.........     03/15/06           60,080
  20,000      Uniroyal Technology Corp. ....................     06/01/03           20,000
                                                                              ------------
                                                                                    80,080
                                                                              ------------
              Retail (0.0%)
   4,000      County Seat Holdings Co. .....................     10/15/98          --
                                                                              ------------
              TOTAL WARRANTS
              (Identified Cost $524,331).................................          177,103
                                                                              ------------

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST

PORTFOLIO OF INVESTMENTS March 31, 1997 (unaudited) continued

PRINCIPAL
AMOUNT IN                                              COUPON      MATURITY
THOUSANDS                                               RATE         DATE           VALUE
---------------------------------------------------------------------------------------------
              SHORT-TERM INVESTMENT (1.4%)
              REPURCHASE AGREEMENT
 $ 2,091      The Bank of New York (dated 03/31/97;
               proceeds $2,091,038; collateralized
               by $1,770,269 U.S. Treasury Note
               5.875% due 02/15/00 valued at
               $1,749,767 and $388,747 U.S.
               Treasury Note 5.625% due 11/30/00
               valued at $382,774) (Identified Cost
               $2,090,726).........................      5.375%     04/01/97     $  2,090,726
                                                                                 ------------

              TOTAL INVESTMENTS
              (Identified Cost $173,192,132) (e).....................  98.2%      147,881,328

              OTHER ASSETS IN EXCESS OF LIABILITIES..................   1.8         2,684,216
                                                                      -----      ------------

              NET ASSETS............................................  100.0%     $150,565,544
                                                                      =====      ============

---------------------
 *  Resale is restricted to qualified institutional investors.
** Consists of one or more class of securities traded together as a unit; bonds or preferred stock with attached warrants.
 +  Payment-in-kind security.
++ Currently a zero coupon bond and will pay interest at the rate shown at a future specified date.
(a) Non-income producing security; issuer in bankruptcy.
(b) Non-income producing security; bond in default.
(c) Non-income producing securities.
(d) Acquired through exchange offer.
(e) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $4,626,510 and the aggregate gross unrealized depreciation is $29,937,314, resulting in net unrealized depreciation of $25,310,804.

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 1997 (unaudited)

ASSETS:
Investments in securities, at value
 (identified cost $173,192,132).........    $ 147,881,328
Receivable for:
    Investments sold....................        5,632,145
    Interest............................        3,457,760
Prepaid expenses and other assets.......           23,063
                                            -------------

    TOTAL ASSETS........................      156,994,296
                                            -------------

LIABILITIES:
Payable for:
    Investments purchased...............        6,206,578
    Investment management fee...........           96,834
Accrued expenses and other payables.....          125,340
                                            -------------

    TOTAL LIABILITIES...................        6,428,752
                                            -------------

NET ASSETS:
Paid-in-capital.........................      288,883,672
Net unrealized depreciation.............      (25,310,804)
Accumulated undistributed net investment
 income.................................        2,467,744
Accumulated net realized loss...........     (115,475,068)
                                            -------------

    NET ASSETS..........................    $ 150,565,544
                                            =============

NET ASSET VALUE PER SHARE,
 30,017,252 shares outstanding
 (unlimited shares authorized of $.01
 par value).............................            $5.02
                                            =============
STATEMENT OF OPERATIONS
For the six months ended March 31, 1997
(unaudited)

NET INVESTMENT INCOME:

INTEREST INCOME.........................    $   9,849,863
                                            -------------

EXPENSES
Investment management fee...............          576,822
Transfer agent fees and expenses........           55,400
Professional fees.......................           29,884
Shareholder reports and notices.........           17,240
Registration fees.......................           16,573
Custodian fees..........................            9,845
Trustees' fees and expenses.............            6,938
Other...................................            4,094
                                            -------------

    TOTAL EXPENSES......................          716,796
                                            -------------

    NET INVESTMENT INCOME...............        9,133,067
                                            -------------
NET REALIZED AND UNREALIZED GAIN
(LOSS):
Net realized loss.......................      (14,145,080)
Net change in unrealized depreciation...       10,045,136
                                            -------------

    NET LOSS............................       (4,099,944)
                                            -------------

NET INCREASE............................    $   5,033,123
                                            =============

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST

STATEMENT OF CHANGES IN NET ASSETS
                                                       FOR THE SIX
                                                       MONTHS ENDED        FOR THE YEAR
                                                        MARCH 31,             ENDED
                                                           1997         SEPTEMBER 30, 1996
------------------------------------------------------------------------------------------
                                                       (unaudited)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income..............................    $ 9,133,067         $ 19,782,930
Net realized gain (loss)...........................    (14,145,080)           1,570,993
Net change in unrealized depreciation..............     10,045,136           (5,772,927)
                                                       -----------         ------------

    NET INCREASE...................................      5,033,123           15,580,996

Dividends from net investment income...............    (11,205,372)         (18,010,351)
                                                       -----------         ------------

    NET DECREASE...................................     (6,172,249)          (2,429,355)

NET ASSETS:
Beginning of period................................    156,737,793          159,167,148
                                                       -----------         ------------

    END OF PERIOD
    (Including undistributed net investment income
    of $2,467,744 and $4,540,049, respectively)....   $150,565,544         $156,737,793
                                                      ============         ============

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST

NOTES TO FINANCIAL STATEMENTS March 31, 1997 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

High Income Advantage Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's primary investment objective is to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective. The Trust was organized as a Massachusetts business trust on June 17, 1987 and commenced operations on October 29, 1987.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain of the portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

HIGH INCOME ADVANTAGE TRUST

NOTES TO FINANCIAL STATEMENTS March 31, 1997 (unaudited) continued

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Trust pays a management fee, accrued weekly and payable monthly, by applying the following annual rates to the Trust's weekly net assets: 0.75% to the portion of weekly net assets not exceeding $250 million; 0.60% to the portion of weekly net assets exceeding $250 million but not exceeding $500 million; 0.50% to the portion of weekly net assets exceeding $500 million but not exceeding $750 million; 0.40% to the portion of weekly net assets exceeding $750 million but not exceeding $1 billion; and 0.30% to the portion of weekly net assets exceeding $1 billion.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

HIGH INCOME ADVANTAGE TRUST

NOTES TO FINANCIAL STATEMENTS March 31, 1997 (unaudited) continued

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended March 31, 1997 aggregated $130,011,456 and $136,140,695, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager, is the Trust's transfer agent. At March 31, 1997, the Trust had transfer agent fees and expenses payable of approximately $5,400.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended March 31, 1997 included in Trustees' fees and expenses in the Statement of Operations amounted to $646. At March 31, 1997, the Trust had an accrued pension liability of $48,079 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. SHARES OF BENEFICIAL INTEREST

                                                                                                                   CAPITAL
                                                                                                   PAR VALUE       PAID IN
                                                                                                      OF          EXCESS OF
                                                                                      SHARES        SHARES        PAR VALUE
                                                                                    ----------     ---------     ------------
Balance, September 30, 1995 and 1996, and March 31, 1997........................    30,017,252     $300,172      $288,583,500
                                                                                    ==========     ========      ============

5. DIVIDENDS

The Trust declared the following dividends from net investment income:

  DECLARATION       AMOUNT           RECORD             PAYABLE
     DATE          PER SHARE          DATE               DATE
---------------    ---------     ---------------    ---------------
March 25, 1997       $0.05        April 4, 1997     April 18, 1997
April 29, 1997       $0.05          May 9, 1997       May 23, 1997

HIGH INCOME ADVANTAGE TRUST

NOTES TO FINANCIAL STATEMENTS March 31, 1997 (unaudited) continued

6. FEDERAL INCOME TAX STATUS

At September 30, 1996, the Trust had an approximate net capital loss carryover, which may be used to offset future capital gains to the extent provided by regulations, which is available through September 30 in the following years:

                                     AMOUNTS IN THOUSANDS
    --------------------------------------------------------------------------------------
     1997       1998       1999        2000       2001      2002        2003        TOTAL
    ------     ------     -------     -------     ----     -------     -------     -------
    $1,094     $5,723     $27,616     $23,411     $95      $15,205     $26,684     $99,828
    =======    =======    ========    ========    =====    ========    ========    ========

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Trust's next taxable year. The Trust incurred and will elect to defer net capital losses of approximately $1,267,000 during fiscal 1996.

At September 30, 1996, the Trust had temporary book/tax differences primarily attributable to post-October losses and capital loss deferrals on wash sales.

HIGH INCOME ADVANTAGE TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                 FOR THE SIX
                                                                 MONTHS ENDED              FOR THE YEAR ENDED SEPTEMBER 30
                                                                  MARCH 31,         -----------------------------------------------
                                                                     1997               1996             1995             1994
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 (unaudited)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................      $   5.22           $     5.30       $     5.32       $     5.99
                                                                   --------           ----------       ----------       ----------
Net investment income........................................          0.30                 0.66             0.61             0.62
Net realized and unrealized gain (loss)......................         (0.13)               (0.14)            0.01            (0.62)
                                                                   --------           ----------       ----------       ----------
Total from investment operations.............................          0.17                 0.52             0.62               --
Dividends from net investment income.........................         (0.37)               (0.60)           (0.64)           (0.67)
                                                                   --------           ----------       ----------       ----------
Net asset value, end of period...............................      $   5.02           $     5.22       $     5.30       $     5.32
                                                                   ========           ==========       ==========       ==========
Market value, end of period..................................      $  5.875           $     6.00       $     5.75       $    5.625
                                                                   ========           ==========       ==========       ==========
TOTAL INVESTMENT RETURN+.....................................          4.12%(1)            15.53%           14.59%            2.56%
RATIOS TO AVERAGE NET ASSETS:
Expenses.....................................................          0.93%(2)             0.92%            1.01%            0.98%
Net investment income........................................         11.88%(2)            12.50%           11.79%           10.52%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands......................      $150,566             $156,738         $159,167         $159,835
Portfolio turnover rate......................................            88%(1)              117%              63%             102%


                                                                 FOR THE YEAR ENDED SEPTEMBER 30
                                                                 -------------------------------
                                                                      1993              1992
                                                                 -------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................    $     5.81       $     5.23
                                                                 ----------
Net investment income........................................          0.70             0.84
Net realized and unrealized gain (loss)......................          0.30             0.33
                                                                 ----------
Total from investment operations.............................          1.00             1.17
Dividends from net investment income.........................         (0.82)           (0.59)
                                                                 ----------
Net asset value, end of period...............................    $     5.99       $     5.81
                                                                 ==========
Market value, end of period..................................    $    6.125       $     5.75
                                                                 ==========
TOTAL INVESTMENT RETURN+.....................................         22.41%           38.06%
RATIOS TO AVERAGE NET ASSETS:
Expenses.....................................................          0.97%            1.00%
Net investment income........................................         12.14%           14.72%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands......................      $179,747         $174,713
Portfolio turnover rate......................................           140%             108%

---------------------
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1) Not annualized.
(2) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES
-----------------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
-----------------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Peter M. Avelar
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
-----------------------------------------------------
Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
-----------------------------------------------------
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
-----------------------------------------------------
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048



The financial statements included herein have been taken from the records of the Trust without examination by the independent accountants and accordingly they do not express an opinion thereon.




HIGH
INCOME
ADVANTAGE
TRUST



Semiannual Report
March 31, 1997